UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2011

TRANSATLANTIC PETROLEUM LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5910 N. Central Expressway, Suite 1755 Dallas, Texas		75206
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Credit Agreement Waiver. On April 4, 2011, DMLP, Ltd., TransAtlantic Exploration Mediterranean International Pty. Ltd., Talon Exploration, Ltd., TransAtlantic Turkey, Ltd. (collectively, the “Borrowers”) entered into a waiver (the “Credit Agreement Waiver”) to that certain Credit Agreement (the “Credit Agreement”), dated as of December 21, 2009, among the Borrowers, Incremental Petroleum (Selmo) Pty. Ltd., TransAtlantic Worldwide, Ltd. (“TransAtlantic Worldwide”), TransAtlantic Petroleum (USA) Corp., TransAtlantic Petroleum Ltd. (the “Company”), Standard Bank Plc and BNP Paribas (Suisse) SA. Each of the Borrowers is a wholly owned subsidiary of the Company.

The Credit Agreement Waiver is effective as of March 31, 2011 and waives the requirements pursuant to Sections 7.1(a)(i), 7.1(a)(ii) and 7.1(b) of the Credit Agreement, respectively, to provide to Standard Bank Plc, as administrative agent: (i) an audited consolidated balance sheet of the Company and the related audited consolidated statements of income and cash flows for the fiscal year ended December 31, 2010 within ninety days after the end of the fiscal year, and without a going concern or like qualification or exception, or qualification arising out of the scope of the audit, (ii) an audited combined balance sheet of the Borrowers (including their subsidiaries) and the related audited combined statements of income and cash flows for the fiscal year ended December 31, 2010 within ninety days after the end of the fiscal year, and without a going concern or like qualification or exception, or qualification arising out of the scope of the audit and (iii) an unaudited consolidated balance sheet of the Company and the related unaudited consolidated statements of income and of cash flows for the fiscal quarter ended March 31, 2011 within forty-five days after the end of the fiscal quarter and an unaudited combined balance sheet of the Borrowers (including their subsidiaries) and the related unaudited combined statements of income and of cash flows for the fiscal quarter ended March 31, 2011 within forty-five days after the end of the fiscal quarter.

Pursuant to the Credit Agreement Waiver, the Borrowers are required to deliver to Standard Bank Plc, as administrative agent, the financial statements required pursuant to Sections 7.1(a)(i), 7.1(a)(ii) and 7.1(b) of the Credit Agreement, respectively, no later than: (i) 105 after the end of the fiscal year, (ii) 150 days after the end of the fiscal year and (iii) 75 days after the end of the fiscal quarter. In addition, the Borrowers are required to deliver, concurrently with the delivery of the financial statements for the fiscal year ended December 31, 2010: (i) compliance certificates containing information and calculations necessary to determine the Borrowers’ compliance with the financial covenants of the Credit Agreement, certifying as to the truth and correctness in all material respects of the representations and warranties in each loan document and that no default or event of default shall have then occurred or be continuing, and (ii) a field development plan and annual budget for the business and operations of the Borrowers and their subsidiaries. The Borrowers may also report the financial statements required under Sections 7.1(a)(i) and 7.1(a)(ii) with a going concern or like qualification or exception. The foregoing description of the Credit Agreement Waiver does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement Waiver, which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Short Term Credit Agreement Waiver. On April 6, 2011, TransAtlantic Worldwide entered into a waiver (the “Waiver”) to that certain Credit Agreement, dated as of August 25, 2010, among TransAtlantic Worldwide, the Company, TransAtlantic Petroleum (USA) Corp., Amity Oil International Pty Limited (“Amity”), Petrogas Petrol Gaz ve Petrokimya Ürünleri Inşaat Sanayi ve Ticaret A.Ş. (“Petrogas”) and Standard Bank Plc, as amended by the amendment effective as of December 20, 2010 and the amendment effective as of February 28, 2011 (as amended, the “Short Term Credit Agreement”). The Waiver is substantially similar to the Credit Agreement Waiver.

The Waiver is effective as of March 31, 2011 and waives the requirements pursuant to Sections 6.1(a)(i), 6.1(a)(ii) and 6.1(b) of the Short Term Credit Agreement, respectively, to provide to Standard Bank Plc, as administrative agent, the same financial statements that are required to be reported under the Credit Agreement for the fiscal year ended December 31, 2010 and the fiscal quarter ended March 31, 2011 within the same timeframes that are required under the Credit Agreement. Pursuant to the Waiver,

TransAtlantic Worldwide is required to deliver to Standard Bank Plc, as administrative agent, the financial statements required pursuant to Sections 6.1(a)(i), 6.1(a)(ii) and 6.1(b) of the Short Term Credit Agreement, respectively, no later than: (i) 105 after the end of the fiscal year, (ii) 150 days after the end of the fiscal year and (iii) 75 days after the end of the fiscal quarter. In addition, TransAtlantic Worldwide is required to deliver, concurrently with the delivery of the financial statements: (i) compliance certificates certifying as to the truth and correctness in all material respects of the representations and warranties in each loan document and that no default or event of default shall have then occurred or be continuing, and (ii) a certificate as to the existence of any event, development or circumstance during the immediately preceding fiscal quarter that has resulted, or could reasonably be expected to result, in Amity, Petrogas or TransAtlantic Worldwide being exposed to environmental liability greater than $1.0 million and the action that the entity proposes to take with respect thereto. TransAtlantic Worldwide may also report the financial statements required under Sections 6.1(a)(i) and 6.1(a)(ii) with a going concern or like qualification or exception. The foregoing description of the Waiver does not purport to be complete and is qualified in its entirety by reference to the Waiver, which is filed hereto as Exhibit 10.2 and incorporated herein by reference.

Short Term Credit Agreement Amendment. On April 5, 2011, TransAtlantic Worldwide entered into an Amendment (the “Amendment”) to the Short Term Credit Agreement. The Amendment is effective as of April 1, 2011. Prior to the Amendment, Section 2.4(b)(vi) of the Short Term Credit Agreement required TransAtlantic Worldwide to repay $4.0 million of the outstanding principal amount under the Short Term Credit Agreement (or if less than $4.0 million is outstanding at such time, such outstanding amount) if the Energy Market Regulatory Authority of the Republic of Turkey had not granted a natural gas wholesale license to Petrogas by April 1, 2011. The Amendment extends the compliance date in Section 2.4(b)(vi) from April 1, 2011 to May 15, 2011. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

VEI Letter Agreement Amendment. On April 4, 2011, the Company, TransAtlantic Worldwide and Valuera Energy Inc. (“VEI”) entered into an Amendment (the “Letter Amendment”) to that certain Letter Agreement, dated as of February 8, 2011, by among the Company, TransAtlantic Worldwide and VEI, as amended by the amendment to the Letter Agreement, effective as of March 18, 2011 (as amended, the “Letter Agreement”).

Prior to the Letter Amendment, the Letter Agreement provided that: (i) the parties agreed to negotiate in good faith the terms of certain definitive agreements, including agreements to transfer 61.54% of the shares (the “PTI Shares”) of Pinnacle Turkey, Inc. (“PTI”) and certain interests from PTI and Thrace Basin Natural Gas Turkiye Corporation in certain exploration licenses and production leases on properties in the Thrace Basin and Gaziantep areas of Turkey, together with associated assets (collectively, the “Assets”), and use reasonable commercial efforts to finalize, execute and deliver them by no later than April 4, 2011, and (ii) until April 4, 2011, the Company and TransAtlantic Worldwide will not, subject to certain exceptions, directly or indirectly discuss, negotiate with, solicit, initiate or encourage any inquiries, proposals or offers from any person relating directly or indirectly to the acquisition of the PTI Shares or the Assets. The Letter Amendment extends the compliance date for these provisions from April 4, 2011 to April 18, 2011.

Other than the Credit Agreement and the Short Term Credit Agreement, there are no material relationships between the Company and its affiliates and Standard Bank Plc and BNP Paribas (Suisse) SA and their affiliates. Other than the Letter Agreement and the related option agreement between TransAtlantic Worldwide and Mustafa Mehmet Corporation, there are no material relationships between the Company and its affiliates and VEI and its affiliates.

Item 2.02 Results of Operations and Financial Condition.

On April 1, 2011, the Company issued a press release announcing its preliminary financial results for the year ended December 31, 2010 and related matters. A copy of the press release is being attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such filing.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 1, 2011, the Company received a deficiency letter from NYSE Amex LLC (the “Exchange”) indicating that the Exchange has determined the Company is not in compliance with Sections 134 and 1101 of the Exchange’s Company Guide (the “Company Guide”) due to the Company’s failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2010 (the “Annual Report”) with the Securities and Exchange Commission (the “SEC”). In addition, the Exchange asserted that the Company’s failure to timely file its Annual Report is a material violation of its listing agreement with the Exchange. Pursuant to the Exchange’s rules, the Company has until April 15, 2011 to submit a plan advising the Exchange of action it has taken, or will take, that would bring the Company back into compliance with Sections 134 and 1101 of the Company Guide by no later than June 30, 2011.

The Company expects to submit a plan to the Exchange on or before April 15, 2011 advising the Exchange of action it has taken, or will take, that would bring the Company back into compliance with the Company Guide no later than June 30, 2011. The Exchange will evaluate the plan and determine whether the Company has made a reasonable demonstration in the plan of an ability to regain compliance with the applicable continued listing standards by June 30, 2011, in which case the plan will be accepted and the Company will have until June 30, 2011 to regain compliance with the continued listing standards. Currently, the Company expects to file its Annual Report with the SEC on or before April 15, 2011. On April 6, 2011, the Company issued a press release announcing the receipt of the Exchange’s deficiency letter. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Waiver to Credit Agreement, dated as of March 31, 2011, by and among DMLP, Ltd., TransAtlantic Exploration Mediterranean International Pty. Ltd., Talon Exploration, Ltd. and TransAtlantic Turkey, Ltd., as borrowers, Incremental Petroleum (Selmo) Pty. Ltd., TransAtlantic Worldwide, Ltd., TransAtlantic Petroleum (USA) Corp. and TransAtlantic Petroleum Ltd., as guarantors, the lenders as defined in the Credit Agreement, and Standard Bank Plc, as the administrative agent.

10.2	Waiver to Credit Agreement, dated as of March 31, 2011, by and among TransAtlantic Worldwide, Ltd., as borrower, TransAtlantic Petroleum Ltd., TransAtlantic Petroleum (USA) Corp., Amity Oil International Pty Limited and Petrogas Petrol Gaz ve Petrokimya Ürünleri Inşaat Sanayi ve Ticaret A.Ş., as guarantors, the lenders as defined in the Credit Agreement, and Standard Bank Plc, as administrative agent and collateral agent.

10.3	Amendment to Credit Agreement, dated as of April 1, 2011, by and among TransAtlantic Worldwide, Ltd., as borrower, TransAtlantic Petroleum Ltd., TransAtlantic Petroleum (USA) Corp., Amity Oil International Pty Limited and Petrogas Petrol Gaz ve Petrokimya Ürünleri Inşaat Sanayi ve Ticaret A.Ş., as guarantors, the lenders as defined in the Credit Agreement, and Standard Bank Plc, as administrative agent and collateral agent.

99.1	Press release, dated April 1, 2011, issued by TransAtlantic Petroleum Ltd.

99.2	Press release, dated April 6, 2011, issued by TransAtlantic Petroleum Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 6, 2011

TRANSATLANTIC PETROLEUM LTD.

		By:	/s/ Jeffrey S. Mecom
Jeffrey S. Mecom
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Waiver to Credit Agreement, dated as of March 31, 2011, by and among DMLP, Ltd., TransAtlantic Exploration Mediterranean International Pty. Ltd., Talon Exploration, Ltd. and TransAtlantic Turkey, Ltd., as borrowers, Incremental Petroleum (Selmo) Pty. Ltd., TransAtlantic Worldwide, Ltd., TransAtlantic Petroleum (USA) Corp. and TransAtlantic Petroleum Ltd., as guarantors, the lenders as defined in the Credit Agreement, and Standard Bank Plc, as the administrative agent.

10.2	Waiver to Credit Agreement, dated as of March 31, 2011, by and among TransAtlantic Worldwide, Ltd., as borrower, TransAtlantic Petroleum Ltd., TransAtlantic Petroleum (USA) Corp., Amity Oil International Pty Limited and Petrogas Petrol Gaz ve Petrokimya Ürünleri Inşaat Sanayi ve Ticaret A.Ş., as guarantors, the lenders as defined in the Credit Agreement, and Standard Bank Plc, as administrative agent and collateral agent.

10.3	Amendment to Credit Agreement, dated as of April 1, 2011, by and among TransAtlantic Worldwide, Ltd., as borrower, TransAtlantic Petroleum Ltd., TransAtlantic Petroleum (USA) Corp., Amity Oil International Pty Limited and Petrogas Petrol Gaz ve Petrokimya Ürünleri Inşaat Sanayi ve Ticaret A.Ş., as guarantors, the lenders as defined in the Credit Agreement, and Standard Bank Plc, as administrative agent and collateral agent.

99.1	Press release, dated April 1, 2011, issued by TransAtlantic Petroleum Ltd.

99.2	Press release, dated April 6, 2011, issued by TransAtlantic Petroleum Ltd.